Exhibit 10.10

STRICT FORECLOSURE AND TRANSFER OF ASSETS AGREEMENT

This Strict Foreclosure and Transfer of Assets Agreement dated as of May 13, 2008, between PACER Logistics, LLC, a Florida limited liability company (“PACER”), Cargo Connection Logistics Holding, Inc., a Florida corporation (“Cargo”) and Cargo Connection Logistics Corp., a Delaware corporation.

WHEREAS, Cargo issued a Secured Convertible Debenture (the “2005 Debenture”) to Montgomery Equity Partners Ltd. (“Montgomery”) on December 28, 2005 in the amount of $1,750,000.00, and

WHEREAS, Cargo issued a Secured Convertible Debenture (the “2006 Debenture” and together with the 2005 Debenture, the “Montgomery Debentures”) to Montgomery on February 13, 2006 in the amount of $600,000.00, and

WHEREAS, Cargo, certain of its subsidiaries and Montgomery executed two Security Agreements, each dated as of December 28, 2005 (the “Security Agreements”) to secure obligations to Montgomery of up to $2,350,000.00 under the Montgomery Debentures, together with all obligations and amounts then or thereafter owed to Montgomery, and

WHEREAS, said Security Agreements granted a security interest in certain assets of Cargo and its subsidiaries, including but not limited to Cargo Connections Logistics Corp. , a Delaware corporation, as set forth on Exhibit A attached to the Security Agreements (the “Collateral”), and

WHEREAS, Cargo issued a Secured Convertible Debenture (the “YA Debenture” and together with the Montgomery Debentures, the “Debentures”) to YA Global Investments L.P. (“YA Global”) on November 14, 2007 in the amount of $46,500.00, and

WHEREAS, YA Global became a successor to Montgomery on the Montgomery Debentures and the Security Agreement, and

WHEREAS, YA Global issued three certain allonges to the Debentures in the respective amounts of $1,750,000.00; $600,000.00; and 46,500.00, and

WHEREAS, YA Global executed a non recourse assignment of the Debentures to PACER, and

WHEREAS, Cargo is now in default under the terms of the Debentures, and

WHEREAS, PACER has a right, pursuant to the terms of the Security Agreement and Debentures, to foreclose on the Collateral, and,

WHEREAS, it is clear to Cargo that it cannot meet said Obligations, and,

WHEREAS, PACER has put Cargo on notice pursuant to the default provisions in the Uniform Commercial Code, the Security Agreement and Debentures and desires to foreclose on certain of the Collateral, and,

WHEREAS, the balance of principal, interest and liquidated damages pursuant to Section 2 of the Investor Registration Rights Agreement dated as of December 28, 2005 between Cargo and Montgomery (the “IRRA”), owed by Cargo to PACER is $3,670,839.00 as of March 31, 2008 with interest thereafter at the rates specified in each of the Debentures (the “Obligations”), and the value of all of the assets securing the note is $3,400,000.00.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Cargoand PACER hereby agree as follows:

1.            That Cargo is indebted to PACER in the full and true sum of $3,670,839.00 as of March 31,2008 plus interest at the rates mentioned in the various notes upon which the debt is based herein, and that the Collateral is valued at $3,400,000.00.

2.            That pursuant to the Custodial Agreement dated as of the hereof between PACER and Jesse Dobrinsky, PACER is presently in possession of certain items of Collateral on which PACER is foreclosing pursuant hereto, as set forth on Exhibit A hereto.

3.            That pursuant to the applicable sections of the Uniform Commercial Code (“UCC”) PACER, shall retain such items of Collateral in full and complete satisfaction of the Obligations and any and all other liabilities or obligations of Cargo and any subsidiaries of Cargo to PACER.

4.            Cargo recognizes herein that PACER has complied in all respects with the requirements of the UCC ; that it is entitled to perform a self-help foreclosure; that nothing it has performed has in any way breached the peace; that all post default notices are hereby waived and that Cargo further agrees through its appropriate officer to execute any and all documents necessary to fully and completely transfer ownership of the assets being foreclosed upon pursuant hereto (the “Foreclosed Collateral”). Further, in accordance with the terms of the UCC PACER does hereby receive and Cargo does hereby transfer all of the items of Foreclosed Collateral in full and complete satisfaction of the Obligations and any and all other liabilities or obligations of Cargo and any subsidiaries of Cargo to PACER, hereby transferring, giving, granting, bargaining, setting over and delivering unto PACER here present, and accepting and acknowledging due delivery and possession thereof, all and singular the property described on the attachment hereto, to have and to hold said property herein described unto said PACER, its heirs, successors and assigns forever, free from any lien, mortgage or encumbrance whatsoever and with full substitution and subrogation to all the rights and actions of warranty which it has or may have against all preceding owners or vendors, subject in all cases to any and all rights of prior lienholders, including without limitation Wells Fargo Business Credit. This transfer and conveyance of the Foreclosed Collateral by Cargo is made and accepted for and in consideration of the full and complete satisfaction of the Obligations and any and all other liabilities or obligations of Cargo and any subsidiaries of Cargo to PACER, which does hereby declare its willingness to receive said Foreclosed Collateral in extinguishment and in full acquittance and discharge by PACER to Cargo of the Obligations and any and all other liabilities or obligations of Cargo and any subsidiaries of Cargo to PACER.

5.            Cargo hereby represents and warrants that its Board of Directors has unanimously approved this Agreement and has authorized its officers to execute any and all necessary documents to effectuate same.

6.            Cargo acknowledges that there is no contemporaneous judicial supervision of the transactions contemplated by this Agreement and further acknowledges that it is in complete agreement with the transfer taking place pursuant to this Agreement, and that because of the nature of this “strict foreclosure”, PACER is not required to sell any of the assets and/or account to Cargo for the sale price and/or surplus. Additionally, Cargo is not responsible for any deficiency amounts because of a lack of valuation in the Foreclosed Collateral.

7.            Cargo further renounces any and all rights to which it may have been entitled under the UCC. Cargo further waives any and all rights under the UCC to redeem any items of collateral and to raise any complaint that PACER did not strictly comply with all provisions of the UCC relating in any way to a self help foreclosure.

8.            If any provision of this Agreement is rendered or declared invalid, unlawful or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final, PACER and Cargo shall promptly meet and negotiate substitute provisions for those rendered invalid, unlawful or unenforceable. But, in any event, all of the remaining provisions shall remain in full force and effect. Nothing in this Agreement shall in any way amend or waive sections 3 and 4 of that certain Agreement regarding Financing Arrangements dated as of April 22, 2008 by and among PACER, Cargo, Cargo Connection Logistics-International, Inc. and Cargo Connection Logistics Corp.

Thus done and passed in my office in New York on the 13 day of May, 2008 in the presence of me, Notary and the two undersigned witnesses after reading of the whole.

PACER Logistics, LLC

/s/ Jennifer Heath	By:	/s/ Tina Vidal
WITNESS		Tina Vidal, Chief Executive Officer

/s/ William O’Connell
WITNESS

NOTARY PUBLIC

Please print or type Notary name

ID#

Thus done and passed in my office in New York on the 13th day of May, 2008 in the presence of me, Notary and the two undersigned witnesses after reading of the whole.

CARGO CONNECTION LOGISTICS HOLDING, INC.

/s/ Jennifer Heath	By:	/s/ Jesse Dobrinsky
WITNESS		Jesse Dobrinsky, Chief Executive Officer

/s/ William O’Connell
WITNESS

NOTARY PUBLIC

Please print or type Notary name

ID#

1

Thus done and passed in my office in New York on the 13th day of May, 2008 in the presence of me, Notary and the two undersigned witnesses after reading of the whole.

CARGO CONNECTION LOGISTICS CORP.

/s/ Jennifer Heath	By:	/s/ Jesse Dobrinsky
WITNESS		Jesse Dobrinsky, Chief Executive Officer

/s/ William O’Connell
WITNESS

NOTARY PUBLIC

Please print or type Notary name

ID#

2

EXHIBIT A

TO THE STRICT FORECLOSURE & TRANSFER OF ASSETS AGREEMENT

The following list of assets are owned and/or leased by either Cargo Connection Logistics Holding Inc. and/or Cargo Connection Logistics Corp.

(a)          all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

(b)          all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company’s custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

(c)          all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

(d)          all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

(e)          all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as “Accounts”), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company’s customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payments of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

(f)           to the extent assignable, all of the Company’s rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

(g)          all products and proceeds (including, without limitation, insurance proceeds) from

3

the above-described Pledged Property.

Notwithstanding the foregoing, the following assets shall not be part of the Foreclosed Collateral:

1.	All stock in Cargo Connection Logistics-International, Inc., an Illinois corporation.
2.	All stock in Nuclear Material Detection Technologies, Inc., a Florida corporation.
3.	Cargo’s membership Interest in Independent Transport Group, LLC, a Florida limited liability company.
4.	All stock in Cargo Connection Logistics Corp., a Delaware corporation.
5.	Bank accounts containing up to $15,000 and books and records of Cargo Connection Logistics Holding, Inc.

4

CUSTODIAL AGREEMENT

This Custodial Agreement dated as of May ____, 2008, between PACER Logistics, LLC, a Florida limited liability company (“PACER”), and Jesse Dobrinsky, an individual residing at 11 Muirfeild Rod, Rockville Centre, New York 11570 (the “Custodian”).

WHEREAS, PACER, pursuant to the Security Agreement dated as of December 28, 2005 securing the debenture of even date executed by Cargo Connection Logistics Holding, Inc., a Florida corporation (“Cargo”), has performed a self-help foreclosure per Section 9-501 et seq. of the Uniform Commercial Code; and

WHEREAS, while PACER is presently in possession of all items of Foreclosed Collateral listed in the Strict Foreclosure and Transfer of Assets Agreement of even date herewith between PACER and Cargo, said items are not on PACER’s premises but rather are located at Cargo’s facilities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Cargoand Custodian hereby agree as follows:

1.            That PACER hereby designates and appoints as its keeper, agent and custodian, Jesse Dobrinsky, to care for and safeguard said property while in the legal possession of PACER and pending ultimate disposition thereof by Cargo.

2.            That Jesse Dobrinsky agrees to such designation and is hereby designated Custodian of all such Foreclosed Collateral for the benefit of PACER. In such capacity, said Custodian will perform his duties as a prudent administrator, to safeguard all of the assets until such time as the requirements of a strict foreclosure per the appropriate sections of the Uniform Commercial Code are completed and all necessary documents executed conveying ownership and title to PACER.

3.            Said Custodian will serve without compensation and will be reimbursed all of his out of pocket expenses. PACER hereby agrees to indemnify and hold harmless the Custodian for any liabilities, damages, claims, costs, expenses and obligations (including without limitation reasonable attorneys fees) incurred in his capacity as custodian except to the extent arising from his gross negligence or willful misconduct.

5

Thus done and passed in my office in New York on the 13 day of May, 2008 in the presence of me, Notary and the two undersigned witnesses after reading of the whole.

PACER Logistics, LLC

/s/ Jennifer Heath	By:	/s/ Tina Vidal
WITNESS		Tina Vidal, Chief Executive Officer

/s/ William O'Connell
WITNESS

NOTARY PUBLIC

Please print or type Notary name

ID#

Thus done and passed in my office in ___________________ on the ____ day of ___________________, 2008 in the presence of me, Notary and the two undersigned witnesses after reading of the whole.

CARGO CONNECTION LOGISTICS HOLDING, INC.

/s/ Jennifer Heath	By:	/s/ Jesse Dobrinsky
WITNESS		Jesse Dobrinsky, Chief Executive Officer

/s/ William O’Connell
WITNESS

NOTARY PUBLIC

Please print or type Notary name

ID#

6